Allstate Life Insurance Company

ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY B SERIES (“B SERIES”)
ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY L SERIES (“L SERIES”)
ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY X SERIES (“X SERIES”)

Supplement dated December 7, 2012
To Allstate Life Insurance Company
Prospectus dated May 1, 2012, as supplemented

This Supplement should be read and retained with the current Prospectus for your Annuity.  This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own.  If you would like another copy of the current Prospectus, please contact us at 1-866-695-2647.

We are issuing this supplement to reflect an addition of a new Advanced Series Trust Portfolio.

In addition, we announce that the following Portfolio will be added as a Sub-account to your Annuity effective on or about December 31, 2012; however please note that you may not allocate Purchase Payments to or make transfers to or from this Sub-account, and that this Sub-account is available only with certain optional living benefits.  To reflect this new Portfolio, we make the following disclosure changes:

•	We add the name of the AST Bond Portfolio 2024 to the inside front cover of the prospectus.

•	In the section entitled, “Summary of Contract Fees and Charges” we set forth the following fees of the AST Bond Portfolio 2024 in the table of Underlying Mutual Fund Portfolio Annual Expenses:

UNDERLYING PORTFOLIO	Management Fees	Other Expenses*	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Contractual Fee Waiver or Expense Reim-bursement	Net Annual Fund Operating Expenses
AST Bond Portfolio 2024	0.64%	0.36%	0.00%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%

*The Portfolio will commence operations on or about January 2, 2013. Estimate based in part on assumed average daily net assets of $50 million for the Portfolio for the fiscal year ending December 31, 2013.

•	In the section entitled “Investment Options” we add the following summary description of the AST Bond Portfolio 2024 to the Investment Objectives/Policies table as follows:

STYLE/TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISOR/SUB-ADVISOR
ADVANCED SERIES TRUST
FIXED INCOME
AST Bond Portfolio 2024: seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation. Under normal market conditions, the Portfolio invests at least 80% of its investable assets in bonds. The Portfolio is designed to meet the parameters established to support certain living benefits for variable annuities that mature on December 31, 2024. Please note that you may not make purchase payments to this Portfolio, and that this Portfolio is available only with certain optional living benefits.
Prudential Investment Management Inc.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.